UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2026 (June 29, 2026)

Cuentas, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-54923	20-3537265
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

235 Lincoln Rd., Suite 210

Miami Beach, FL

(Address of principal executive offices)

33139

(Zip Code)

305-537-6832

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par value

Warrants, each exercisable for one share of Common Stock

(Title of class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 3.03 Material Modifications to Rights of Security Holders.

Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 8.01. Other Events.

On June 29, 2026, the Company entered into an Amended and Restated Warrant Agency Agreement (the “A/R Warrant Agency Agreement”) to that certain Warrant Agency Agreement, dated as of February 1, 2021 between the Company and Olde Monmouth Stock Transfer Co., Inc., as Warrant Agent (the “Original Warrant Agreement”), pursuant to which the expiration date of the Company’s outstanding publicly traded warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), was extended from June 30, 2026 to Sept. 30, 2026 (the “Extended Expiration Date”). At and after the Extended Expiration Date, the Warrants may no longer be exercised. The A/R Warrant Agreement also allows the Board of Directors of the Company in its discretion to voluntarily reduce the exercise price of the Warrants and proportionately increase the number of shares of Common Stock purchasable upon exercise of the Warrants at the reduced exercise price. Other than as set forth above, the terms of the Warrants set forth in the A/R Warrant Agreement remain unmodified and in full force and effect.

The Warrants were issued as part of an underwritten offering of the Company’s units in February 2021. Each unit consisted of one share of Common Stock and one Warrant. The exercise price of the Warrants was initially $4.30 per share, but increased to $55.90 as a result of a one for thirteen reverse stock split completed on March 24, 2023. The Company has applied to have the Common Stock and Warrants listed on OTCQB. The Company has restructured its business and entered into certain transactions as part of a joint venture with World Mobile, LLC and World Mobile Media Group, LLC.

The foregoing description of the A/R Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A/R Warrant Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amended and Restated Warrant Agency Agreement, dated as of June 29, 2026, by and between the Company and Olde Monmouth Stock Transfer Co., Inc., as Warrant Agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUENTAS INC.

Date: June 30, 2026	By:	/s/ Shalom Arik Maimon
Shalom Arik Maimon
Chief Executive Officer

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